May 15, 2020
Supplement to the Prospectus and Summary Prospectus
dated April 30, 2020

Miller Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class R	LMORX
Class I	LMNOX
Class IS	MVISX
Effective immediately, the bar chart on page 8 showing calendar year total returns as of December 31 is replaced with the following:

Please retain this Supplement with your Prospectus and Summary Prospectus.